UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2023 (April 14, 2023)

ASCENT SOLAR TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32919	20-3672603
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Grant Street
Thornton, CO 80241
(Address of principal executive offices)

(720) 872-5000
(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address, and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	ASTI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

Private Placement Offering of Common Stock

On April 14, 2023, Ascent Solar Technologies, Inc., a Delaware corporation (the “Company”) entered a securities purchase agreement (“SPA”) with Lucro Investments VCC-ESG Opportunities Fund (“Lucro” or “Investor”) for an approximate $9 million private placement (the “Private Placement”) of an aggregate of 7,499,997 shares (the “Shares”) of the Company’s common stock, $0.0001 par value per share (the “Common Stock”). The per share purchase price is $1.20 per share.

The Private Placement will close in nine tranches of approximately $1 million. The first tranche is scheduled to close in early May 2023. The ninth and final tranche is scheduled to close in late December 2023.

Each tranche closing of the Private Placement is subject to customary closing conditions as set forth in the SPA.

The proceeds of the Private Placement will be used for the Company’s general corporate purposes.

The foregoing description of the SPA is a summary and is qualified in its entirety by reference to the document attached hereto as Exhibits 10.1, which documents are incorporated herein by reference.

All of the securities described in this Current Report on Form 8-K were or will be offered and sold in reliance upon exemptions from registration pursuant to Section 4(a)(2) under the Securities Act of 1933, as amended (“Securities Act”), and Rule 506 of Regulation D promulgated thereunder. The offering was made to “accredited investors” (as defined by Rule 501 under the Securities Act).

Item 7.01 Regulation FD Disclosure.

On April 20, 2023, the Company issued a press release announcing the Private Placement. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information set forth under this Item 7.01, including Exhibit 99.1, of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits
	Exhibit Number	Description
	10.1	Common Stock Securities Purchase Agreement dated April 14, 2023
	99.1	Press Release dated April 20, 2023
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASCENT SOLAR TECHNOLOGIES, INC.

April 20, 2023	By:	/s/ Paul Warley
Name: Paul Warley
Title: Chief Financial Officer